Exhibit 99.1

Stratim Cloud Acquisition Corp. Receives Expected Notice from Nasdaq
Regarding Delayed Filing of Quarterly Report

Incline Village, Nevada, May 28, 2021 -- On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the U.S. Securities and Exchange Commission (the “SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (‘SPACs’)” (the “SEC Staff Statement”). As previously disclosed, given the scope of the process for determining the appropriate accounting treatment of its outstanding warrants in accordance with the SEC Staff Statement and Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging: Contracts in an Entities Own Equity, Stratim Cloud Acquisition Corp. (the "Company") was unable to complete and file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Form 10-Q”) by the required due date without unreasonable effort and expense.

On May 28, 2021, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (the “Exchange”) indicating that, as a result of not having timely filed the Form 10-Q with the SEC, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic reports with the SEC.

The Notice indicated that the Company can regain compliance with the Exchange’s listing standards at any time prior to November 27, 2021 by filing the Form 10-Q. If the Company fails to file the Form 10-Q by such date, the Company may submit a plan to regain compliance with the Listing Rule prior to such date and, following receipt of such plan, the Exchange may grant, at its sole discretion, an extension for the Company to regain compliance, depending on the specific circumstances. The Notice also stated that the Exchange may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

While the Company can provide no assurances as to timing, the Company plans to file the Form 10-Q as soon as practicably possible, and no later than November 27, 2021, and regaining compliance with the Listing Rule.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, including relating to the filing of the 10-Q, other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K, as it may be amended, filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

Sreekanth Ravi

Chief Executive Officer

Stratim Cloud Acquisition Corp.

1605 Pine Cone Circle

Incline Village, Nevada 89451

Telephone: (775) 318-3629

Email: sreekanth@stratimcloud.com

Zachary Abrams

Chief Strategy Officer and Chief Financial Officer

Stratim Cloud Acquisition Corp.

1605 Pine Cone Circle

Incline Village, Nevada 89451

Telephone: (775) 318-3629

Email: zach@stratimcloud.com